Exhibit 10.4

AMENDMENT NO. 11 TO CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 11 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this

“Amendment”) is made as of this 2nd day of October, 2026 (the “Eleventh Amendment Effective Date”), by and among SHIMMICK CONSTRUCTION COMPANY, INC., a California corporation (“Shimmick”), RUST CONSTRUCTORS INC., a Delaware corporation, THE LEASING CORPORATION, a Nevada corporation, AXIA ELECTRIC LLC, a Delaware limited liability company (collectively, the “Borrowers” and each individually, a “Borrower”), SHIMMICK CORPORATION (f/k/a SCCI National Holdings, Inc.), a Delaware corporation (“Holdings”), ALTER DOMUS (US) LLC, a Delaware limited liability company, as Agent, and the financial institutions or other entities parties hereto, each as a Lender.

RECITALS

A.
Agent, Lenders, Borrowers and Holdings have entered into that certain Credit, Security and Guaranty Agreement, dated as of May 20, 2024, as amended by that certain Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of September 25, 2024, Amendment No. 2 to Credit, Security and Guaranty Agreement, dated as of January 30, 2025, Amendment No. 3 and Limited Waiver to Credit, Security and Guaranty Agreement, dated as of March 12, 2025, Amendment No. 4 to Credit, Security and Guaranty Agreement, dated as of March 31, 2025, Amendment No. 5 to Credit, Security and Guaranty Agreement, dated as of May 12, 2025, Amendment No. 6 to Credit, Security and Guaranty Agreement, dated as of August 8, 2025, Amendment No. 7 to Credit, Security and Guaranty Agreement, dated as of October 31, 2025, Amendment No. 8 to Credit, Security and Guaranty Agreement, dated as of March 9, 2026, Amendment No. 9 to Credit, Security and Guaranty Agreement, dated as of May 8, 2026, Amendment No. 10 to Credit, Security and Guaranty Agreement, dated as of July 29, 2026, and as supplemented by that certain Joinder No. 1 to Credit, Security and Guaranty Agreement, dated as of July 31, 2025 (as amended, the “Existing Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.
Borrowers and Holdings have requested, and Agent and all Lenders have agreed, to amend certain provisions of the Existing Credit Agreement, in each case, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, Borrowers and Holdings hereby agree as follows:

1.
Recitals. This Amendment shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, the satisfaction of the conditions set forth in Section 4 hereof, the Existing Credit Agreement is hereby amended as follows, which such amendments shall immediately and automatically become effective upon the effectiveness of this Amendment in accordance with Section 4 below:

(a)
Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety in the appropriate alphabetical order:

“Eleventh Amendment” means that certain Amendment No. 11 to Credit, Security and Guaranty Agreement, dated as of October 2, 2026, by and among the Borrowers, Holdings, Agent and the Lenders.

“Financing Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, each Intercreditor Agreement, any Notes, the Agent Fee Letter, the Security Documents, each Subordination Agreement and any other subordination or intercreditor agreement pursuant to which any Debt and/or any Liens securing such Debt is subordinated to all or any portion of the Obligations and all other documents, instruments and agreements related to the Obligations and heretofore executed, executed concurrently herewith or executed at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“First Lien Credit Facility” means (a) the Ares Credit Facility, (b) each other revolving credit facility that refunds, refinances or replaces the Ares Credit Facility, (c) the SFCF Credit Facility and (d) each other revolving credit facility or term loan facility that refunds, finances or replaces the SFCF Credit Facility; provided, that, (i) in each case of clauses

(a) and (b), the aggregate principal amount of commitments and other availability thereunder does not exceed the Ares Debt Cap, (ii) in each case of clauses (c) and (d), the aggregate principal amount of commitments and other availability thereunder does not exceed the SFCF Debt Cap, (iii) at no time shall any Person other than the Credit Parties provide guarantees or security (other than any guaranties or security granted under the Ares First Lien Guaranty as in effect on the Third Amendment Effective Date) for or otherwise be obligated in respect of the Debt and other obligations arising thereunder, (iv) such facility shall not differentiate among the lenders thereunder with respect to right of payment or priority of lien, (v) the provisions of such facility shall not restrict any payments in respect of the Obligations under the Financing Documents in any manner or to any extent more burdensome than the restrictions contained in the Ares Credit Facility as in effect on the Third Amendment Effective Date or the SFCF Credit Facility as in effect on the Eleventh Amendment Effective Date, (vi) the agent thereunder, on behalf of itself and each lender or other secured party thereunder, shall have executed and delivered an Intercreditor Agreement or a joinder to the applicable Intercreditor Agreement and such other documents required pursuant to the terms hereof, (vii) the use of proceeds for such credit facility shall be limited to general working capital in the ordinary course of business,

(viii) to the extent there are more than one of any such credit facility that benefits from payment subordination by the Agent and the Lenders, such credit facilities must have an intercreditor agreement or other mechanic in place such that the Agent and the Lenders may make payments to one such credit facility in satisfaction of any turn-over obligations under the payment subordinations of all such credit facilities (which such intercreditor agreement or other mechanic must be acceptable to the Agent and the Lenders in their reasonable discretion) and

(ix) to the extent any such facility contains any financial maintenance covenants, affirmative covenants, negative covenants or events of default that are not contained in the Financing Documents or that are more restrictive on the Credit Parties than the corresponding provisions in the Financing Documents, the Borrowers shall have offered to amend the Financing Documents to incorporate such more restrictive provisions (and shall have executed an amendment giving effect to such terms if so accepted by the Required Lenders) (this clause (ix), the “MFN Provision” and the amendment to the Financing Documents described herein, an “MFN Amendment”)).

(b)
Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the following definitions in their entirety:

“Ansley Park Credit Agreement” means that Loan and Security Agreement, dated as of March 31, 2025, by and among Rust and Leasing Corporation, as the borrowers, and the Ansley Park Lender (as amended, restated, amended and restated, supplemented, waived, or otherwise modified to the extent permitted thereunder, hereunder and under the Intercreditor Agreement).

“Ansley Park Credit Facility” means the term loan facility incurred by the Borrowers pursuant to and governed by the Ansley Park Credit Agreement in an amount not to exceed $16,500,000 (such amount, the “Ansley Park Debt Cap”).

“Ansley Park Lender” means AQCF Titling Trust, a Delaware trust and an affiliate of Ansley Park Capital LLC, a Delaware limited liability company, as lender under the Ansley Park Credit Facility.

“Ansley Park Subordination Agreement” means that certain Subordination Agreement, dated as of March 31, 2025, by and among the Agent, the Lenders party thereto and the Ansley Park Lender.

(c)
Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

“SFCF Loan Agreement” means that Master Loan and Security Agreement, dated as of October 2, 2026, between Sixty-First Commercial Finance LLC, as the lender, and Shimmick Construction Company, Inc., as borrower (as amended, restated, amended and restated, supplemented, waived, or otherwise modified to the extent permitted thereunder, hereunder and under the Intercreditor Agreement).

“SFCF Credit Facility” means the equipment financing facility incurred by Shimmick Construction Company, Inc. pursuant to and governed by the SFCF Credit Agreement in an amount not to exceed $15,000,000 (such amount, the “SFCF Debt Cap”).

“SFCF Lender” means Sixty-First Commercial Finance LLC, a Delaware limited liability company, as lender under the SFCF Credit Facility, together with its designees, successors or assigns.

“SFCF Subordination Agreement” means that certain Subordination Agreement, dated as of October 2, 2026, by and among the Agent, the Lenders party thereto and the SFCF Lender.

(d)
Each other use of the defined terms “Ansley Park Credit Agreement”, “Ansley Park Credit Facility”, “Ansley Park Debt Cap”, “Ansley Park Lender” and “Ansley Park Subordination

Agreement” in the Existing Credit Agreement shall be replaced with “SFCF Credit Agreement”, “SFCF Credit Facility”, “SFCF Debt Cap”, “SFCF Lender” and “SFCF Subordination Agreement”, respectively.

(e)
Schedule 3.17(a) of the Existing Loan Agreement is hereby amended as set forth on Annex A attached hereto.
3.
Representations and Warranties; Reaffirmation of Security Interest; No Liens.
(a)
Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.
(b)
Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Amendment constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
(c)
Each Credit Party hereby confirms that as of the Eleventh Amendment Effective Date, no Liens exist other than Permitted Liens.
4.
Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent and the Lenders in their sole discretion:
(a)
Agent and the Lenders shall have received a copy of this Amendment, dated as of even date herewith, duly-executed by each Credit Party, Agent and the Lenders.
(b)
Agent and the Lenders shall have received true, correct and complete copies of the executed (i) SFCF Loan Agreement, (ii) SFCF Subordination Agreement and (iii) “Loan Documents” (as defined in the SFCF Credit Agreement), each in form and substance reasonably satisfactory to the Lenders.
(c)
Agent and the Lenders shall have received a certificate from an officer (or another authorized person) of each Borrower in form and substance reasonably satisfactory to the Agent and Lenders certifying as to (i) the names and signatures of each officer or authorized signatories of such Borrower authorized to execute and deliver this Amendment and all documents executed in connection herewith, (ii) the Organizational Documents (as defined in the Credit Agreement) of such Borrower attached to such certificate are complete and correct copies of such Organizational Documents as in effect on the date of such certification, (iii) the resolutions of such Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of such Borrower in each applicable jurisdiction;
(d)
Agent and the Lenders shall have received opinions of the Credit Parties’ counsel in form and substance satisfactory to Agent and the Lenders;
(e)
all representations and warranties of Credit Party contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(f)
prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents;
(g)
Agent and Lenders shall have received an executed Subordinated Agreement with the SFCF Lender, in form and substance, satisfactory to the Agent and the Required Lenders;
(h)
Credit Parties shall have delivered evidence satisfactory to the Agent and the Lenders that the Ansley Park Credit Facility has been repaid in full and terminated, and all Liens securing obligations thereunder have been released;1
(i)
Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent and the Lenders may reasonably request; and
(j)
payment of all fees, expenses and other amounts due and payable under this Amendment, including all reasonable and documented legal fees and expenses of Agent and Lenders.
5.
Costs and Fees. Credit Parties shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of counsel and other advisors of the Lenders and of the Agent, as applicable, incurred in connection with the preparation, negotiation, execution and delivery of (i) this Amendment, (ii) the SFCF Subordination Agreement and (iii) any related Financing Documents.
6.
Release.
(a)
In consideration of, among other things, Agent’s and the Lenders’ execution and delivery of this Amendment, each Borrower and each other Credit Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims, whether known or unknown, (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Agent and Lenders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents,

1 Note to LW: Please confirm whether the Ansley Park Facility will be repaid simultaneously with or prior to the closing of the SFCF Facility.

including this Amendment, or transactions contemplated thereby or any actions or omissions in connection therewith, and (ii) any aspect of the dealings or relationships between or among Borrowers and the other Credit Parties, on the one hand, and any or all of the Agent and Lenders, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by a Borrower or any other Credit Party of any Loans or financial accommodations made by any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any Loans or other financial accommodations. In entering into this Amendment, Borrowers and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Amendment, the Credit Agreement, the other Financing Documents and payment in full of the Obligations.

(b)
Each Borrower and each other Credit Party hereby agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of any Borrower, any other Credit Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Financing Documents, this Amendment or any other document executed and/or delivered in connection herewith or therewith. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower and other Credit Party agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law. The foregoing indemnity shall survive the termination of this Amendment, the Credit Agreement, the other Financing Documents and the payment in full of the Obligations.
(c)
Each Borrower and each other Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower or any other Credit Party pursuant to Section 6(a) hereof. If a Borrower, any other Credit Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, Borrowers and the other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.
7.
No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
9.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.
(b)
No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.
(c)
Governing Law. THIS AMENDMENT AND THE LOANS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.
(d)
WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT NOTHING CONTAINED IN THIS SECTION 9(d) SHALL LIMIT THE CREDIT PARTIES’ INDEMNIFICATION OBLIGATIONS TO THE EXTENT SET FORTH IN SECTION 11.6 OF THE CREDIT AGREEMENT TO THE EXTENT SUCH SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH SUCH INDEMNITEE IS OTHERWISE ENTITLED TO INDEMNIFICATION HEREUNDER; (iii) EACH PARTY HEREBY CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND

(iv) EACH PARTY HEREBY ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT, THE FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9(d).

(f)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.19 (Surety Rights) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(g)
Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.
(h)
Counterparts; Integration. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record. This Amendment, the Credit Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(i)
Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(j)
Time of the Essence. Time is of the essence in Borrower’s and each other Credit Party’s performance under this Amendment and all other Financing Documents.
(k)
Successors/Assigns. This Amendment shall be binding upon and inure to the benefit of Credit Parties and Agent and each Lender and their respective successors and permitted assigns.
(l)
Agent. Each of the undersigned Lenders, by their execution of this Amendment, directs the Agent to execute this Amendment and the SFCF Subordination Agreement. In doing so, the Agent shall be entitled to all rights, benefits and protections set forth in the Credit Agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

Docusign Envelope ID: 170FB31F-5240-840F-836A-8D4C10C446D5

IN WITNESS WHEREOF, intending to be legally bound, each of the parties have caused this Amendment to be executed the day and year first above mentioned.

AGENT: ALTER DOMUS (US) LLC,

as Agent

By:

Name: Title:

Pinju Chiu Counsel

LENDERS: AECOM,

as Lender

By: Name: Morgan Jones

Title: VP, Treasury

BERKSHIRE HATHAWAY SPECIALTY INSURANCE COMPANY,

as Lender

By: Name: Jeffrey Jubera

Title: V.P. - Global Surety Claims

LENDERS: AECOM,

as Lender

By: Name: Morgan Jones

Title: VP, Treasury

BERKSHIRE HATHAWAY SPECIALTY INSURANCE COMPANY,

as Lender

Jeffrey Jubera

V.P. - Global Surety ClaimsBy: Name: Title:

BORROWERS: SHlMMICK CONSTRUCTION COMPANY, INC.

By __________________________

Name: Todd W. Yoder

Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

RUST CONSTRUCTORS lNC.

By Name: Dylan Ellesworth

Title: Vice President, General Counsel and Secretary

THE LEASING CORPORATION

By: __________________________

Name: Todd W. Yoder

Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

AXIA ELECTRIC LLC

By: __________________________

Name: Todd W. Yoder

Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

GUARANTORS: SHIMMICK CORPORATION

By: __________________________

Name: Todd W. Yoder

Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

ANNEX A2

Schedule 3.17

Material Contracts and Legacy Projects

(a)
Material Contracts
1.
Each Financing Document;
2.
The SFCF Credit Agreement and each other “Loan Document” thereunder (as defined in the SFCF Credit Agreement);
3.
The Ares Credit Agreement and each other “Loan Document” (as defined in the Ares Credit Agreement);
4.
Any other First Lien Credit Agreement and each other “Loan Document” (or other comparable term) thereunder;
5.
The PSA;
6.
The AECOM Side Letter;
7.
The Share Issuance Agreement;
8.
The Settlement and Release Agreement;
9.
Each Material Project Document; and
10.
Any other contract or Contractual Obligation disclosed in these Schedules.

2 Note to LW: Please confirm with Shimmick whether additional updates are needed.